Exhibit 25

FORM T-1

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE

ELIGIBILITY OF A TRUSTEE PURSUANT TO

SECTION 305(b)(2) [    ]

THE BANK OF NEW YORK

(Exact name of trustee as specified in its charter)

New York	13-5160382
(State of incorporation if not a U.S. national bank)	(I.R.S. employer identification no.)

One Wall Street, New York, N.Y.	10286
(Address of principal executive offices)	(Zip code)

PAETEC HOLDING CORP.

(Exact name of obligor as specified in its charter)

Delaware	20-5339741
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

600 Willowbrook Office Park Fairport, New York	14450
(Address of principal executive offices)	(Zip code)

9.5% Senior Notes due 2015

(Title of the indenture securities)

1

PAETEC Corp.

(Exact name of obligor as specified in its charter)

Delaware	16-1551094
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

600 Willowbrook Office Park Fairport, New York	14450
(Address of principal executive offices)	(Zip code)

PaeTec Integrated Solutions Group, Inc.

(Exact name of obligor as specified in its charter)

Delaware	16-1585842
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

600 Willowbrook Office Park Fairport, New York	14450
(Address of principal executive offices)	(Zip code)

PAETEC iTel, L.L.C.

(Exact name of obligor as specified in its charter)

North Carolina	47-0903254
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

600 Willowbrook Office Park Fairport, New York	14450
(Address of principal executive offices)	(Zip code)

PaeTec Software Corp.

(Exact name of obligor as specified in its charter)

New York	16-1384745
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

600 Willowbrook Office Park Fairport, New York	14450
(Address of principal executive offices)	(Zip code)

US LEC Corp.

(Exact name of obligor as specified in its charter)

Delaware	56-2065535
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

600 Willowbrook Office Park Fairport, New York	14450
(Address of principal executive offices)	(Zip code)

US LEC of Alabama Inc.

(Exact name of obligor as specified in its charter)

North Carolina	56-2104211
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

600 Willowbrook Office Park Fairport, New York	14450
(Address of principal executive offices)	(Zip code)

US LEC of Florida Inc.

(Exact name of obligor as specified in its charter)

North Carolina	56-2046424
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

600 Willowbrook Office Park Fairport, New York	14450
(Address of principal executive offices)	(Zip code)

US LEC of Maryland Inc.

(Exact name of obligor as specified in its charter)

North Carolina	56-2117626
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

600 Willowbrook Office Park Fairport, New York	14450
(Address of principal executive offices)	(Zip code)

US LEC of New York Inc.

(Exact name of obligor as specified in its charter)

North Carolina	20-2155245
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

600 Willowbrook Office Park Fairport, New York	14450
(Address of principal executive offices)	(Zip code)

US LEC of North Carolina Inc.

(Exact name of obligor as specified in its charter)

North Carolina	56-2091767
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

600 Willowbrook Office Park Fairport, New York	14450
(Address of principal executive offices)	(Zip code)

US LEC of South Carolina Inc.

(Exact name of obligor as specified in its charter)

Delaware	56-2056428
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

600 Willowbrook Office Park Fairport, New York	14450
(Address of principal executive offices)	(Zip code)

US LEC of Tennessee Inc.

(Exact name of obligor as specified in its charter)

Delaware	56-2065536
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

600 Willowbrook Office Park Fairport, New York	14450
(Address of principal executive offices)	(Zip code)

PaeTec Communications, Inc.

(Exact name of obligor as specified in its charter)

Delaware	16-1551095
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

600 Willowbrook Office Park Fairport, New York	14450
(Address of principal executive offices)	(Zip code)

PaeTec Communications of Virginia, Inc.

(Exact name of obligor as specified in its charter)

Virginia	16-6486048
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

600 Willowbrook Office Park Fairport, New York	14450
(Address of principal executive offices)	(Zip code)

US LEC Communications Inc.

(Exact name of obligor as specified in its charter)

North Carolina	56-2162051
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

600 Willowbrook Office Park Fairport, New York	14450
(Address of principal executive offices)	(Zip code)

US LEC of Georgia Inc.

(Exact name of obligor as specified in its charter)

Delaware	56-2065537
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

600 Willowbrook Office Park Fairport, New York	14450
(Address of principal executive offices)	(Zip code)

US LEC of Pennsylvania Inc.

(Exact name of obligor as specified in its charter)

North Carolina	56-2117625
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

600 Willowbrook Office Park Fairport, New York	14450
(Address of principal executive offices)	(Zip code)

US LEC of Virginia L.L.C.

(Exact name of obligor as specified in its charter)

Delaware	56-2012173
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

600 Willowbrook Office Park Fairport, New York	14450
(Address of principal executive offices)	(Zip code)

1.	General information. Furnish the following information as to the Trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address
Superintendent of Banks of the State of New York	One State Street, New York, N.Y. 10004-1417, and Albany, N.Y. 12223

Federal Reserve Bank of New York	33 Liberty Street, New York, N.Y. 10045

Federal Deposit Insurance Corporation	Washington, D.C. 20429

New York Clearing House Association	New York, New York 10005

(b)	Whether it is authorized to exercise corporate trust powers.

Yes.

2.	Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.	List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).

1.	A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672, Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121195.)

4.	A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121195.)

6.	The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-106702.)

7.	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE

Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 20th day of December, 2007.

THE BANK OF NEW YORK

By:	/S/ BEATA HRYNIEWICKA
Name: BEATA HRYNIEWICKA
Title: ASSISTANT VICE PRESIDENT

EXHIBIT 7

Consolidated Report of Condition of

THE BANK OF NEW YORK

of One Wall Street, New York, N.Y. 10286

And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business September 30, 2007, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

ASSETS	Dollar Amounts In Thousands
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	3,182,000
Interest-bearing balances	20,644,000
Securities:
Held-to-maturity securities	1,820,000
Available-for-sale securities	25,826,000
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold in domestic offices	7,089,000
Securities purchased under agreements to resell	163,000
Loans and lease financing receivables:
Loans and leases held for sale	0
Loans and leases, net of unearned income	36,256,000
LESS: Allowance for loan and lease losses	253,000
Loans and leases, net of unearned income and allowance	36,003,000
Trading assets	4,581,000
Premises and fixed assets (including capitalized leases)	913,000
Other real estate owned	2,000
Investments in unconsolidated subsidiaries and associated companies	294,000
Not applicable
Intangible assets:
Goodwill	2,503,000
Other intangible assets	1,020,000
Other assets	8,484,000

Total assets	112,524,000

LIABILITIES
Deposits:
In domestic offices	29,462,000
Noninterest-bearing	16,865,000
Interest-bearing	12,597,000
In foreign offices, Edge and Agreement subsidiaries, and IBFs	54,612,000
Noninterest-bearing	3,956,000
Interest-bearing	50,656,000
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased in domestic offices	1,890,000
Securities sold under agreements to repurchase	87,000
Trading liabilities	3,807,000
Other borrowed money: (includes mortgage indebtedness and obligations under capitalized leases)	2,473,000
Not applicable
Not applicable
Subordinated notes and debentures	2,255,000
Other liabilities	9,442,000

Total liabilities	104,028,000

Minority interest in consolidated subsidiaries	158,000

EQUITY CAPITAL
Perpetual preferred stock and related surplus	0
Common stock	1,135,000
Surplus (exclude all surplus related to preferred stock)	2,156,000
Retained earnings	5,575,000
Accumulated other comprehensive income	-528,000
Other equity capital components	0
Total equity capital	8,338,000

Total liabilities, minority interest, and equity capital	112,524,000

I, Bruce W. Van Saun, Chief Financial Officer of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

Bruce W. Van Saun,

Chief Financial Officer

We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Gerald L. Hassell Steven G. Elliott Robert P. Kelly	Directors